Federated Ultrashort Bond Fund

A Portfolio of Federated Total Return Series, Inc.

CLASS A SHARES (TICKER FULAX)
INSTITUTIONAL SHARES (TICKER FULIX)
INSTITUTIONAL SERVICE SHARES (TICKER FULBX)

SUPPLEMENT to STATEMENT OF ADDITIONAL INFORMATION DATED November 30, 2010 (Revised February 24, 2011 and May 31, 2011)

Please add the following under the heading entitled, “INVESTMENT RISKS.”:

“Risks of Investing in Certain MBS

MBS backed by participations in reverse mortgages may carry risks different from and in addition to risks of other MBS. A reverse mortgage is a home loan in which a lender makes a loan to a homeowner based on the equity in the home. To qualify for a reverse mortgage loan, a homeowner must be older than a certain specified age. Unlike a traditional mortgage, there are no scheduled payments of principal or interest. Repayment does not occur until, in most cases, the borrower ceases to own the home (including, as a result of the borrower’s death) or to use it as a primary residence. Accordingly, the timing of payments made on these loans (and, by extension, MBS backed by such loans) is uncertain and may occur sooner or later than anticipated. The rate of principal and total amount of interest payments on any reverse mortgages is based on many factors, including relevant interest rates and borrower mortality, that may in turn affect the value of the pools of such mortgages. Due to the nature of reverse mortgages, they may react differently from traditional mortgages to economic, geographic and other factors. There is a limited amount of historical data regarding the performance of reverse MBS pools.”

June 27, 2011

Federated Ultrashort Bond Fund
Federated Investors Funds
4000 Ericsson Drive
Warrendale, PA 15086-7561

Contact us at FederatedInvestors.com
or call 1-800-341-7400.

Federated Securities Corp., Distributor

Q450895 (6/11)